Exhibit 10.2
THE SYMBOL “[****]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

TENEX Contract No. 08843672/110033-051
USEC Contract No. EC-SC01-11-UE-03127
Amendment No. 009
AMENDMENT No. 009, signed as of September 23, 2019 (the “Amendment No. 009 Effective Date”), to the Enriched Product Transitional Supply Contract, TENEX Contract No. 08843672/110033-051, USEC Contract No. EC-SC01-1 I-UE-03127, entered into on March 23, 2011 (the “CONTRACT”) by and between United States Enrichment Corporation (“USEC”) and TENEX, Joint-Stock Company (“TENEX”). USEC and TENEX are referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the CONTRACT.
Whereas, without making a substantial modification in its method or basis of calculation, [****];
Whereas, currently [****];
Whereas, the [****].
Whereas, due to [****], previously known [****], are not identified as such.
Whereas, the same applies to the mechanism of [****]; and
Whereas, in view of such changes [****], the Parties wish to update the terms for calculation of [****]
Now therefore, in consideration of the foregoing and for other good and valuable consideration, which the Parties acknowledge is sufficient and intending to be legally bound hereby, the Parties agree as follows:
Section 1.Pursuant to Section 20.04 of the CONTRACT, USEC and TENEX hereby agree as follows:
[****]

SECTION 2.    Nothing in this Amendment No. 009 shall require the revision of [****] under the CONTRACT prior to the Amendment No. 009 Effective Date. This Amendment No. 009 shall take effect upon signature by the Parties. Except as amended hereby, the CONTRACT, as in effect on the Amendment No. 009 Effective Date, shall remain unchanged and in full force and effect.
SECTION 3.    This Amendment No. 009 may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.
IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 009 as of the Amendment No. 009 Effective Date.

Signed for and on behalf of TENEX, Joint-Stock Company /s/ Maria N. Vladimirova (signature) Maria N. Vladimirova (name) Deputy General Director for Commerce (title) September 30, 2019 (date)
Signed for and on behalf of
United States Enrichment Corporation

/s/ Elmer W. Dyke
(signature)

Elmer W. Dyke
(name)

Senior Vice President, Business Operations and Chief Commercial Officer
(title)

September 23, 2019
(date)